UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): March 10, 2015

NTN BUZZTIME, INC.

(Exact name of Registrant as Specified in Charter)

Delaware	001-11460	31-1103425
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2231 Rutherford Rd. Suite 200
Carlsbad, California	92008
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 438-7400

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As previously announced, on Tuesday March 10, 2015, our Chief Executive Officer, Ram Krishnan, presented at the 27th Annual Roth Conference. Attached as an exhibit to this report are the written presentation materials used at the conference, a copy of which is also available under the “Webcasts & Presentations” tab of our website located at www.buzztimebusiness.com/investor-relations/.

By filing this report, including the information contained in Exhibit 99.1, we make no admission as to the materiality of any information in this report. The information contained in Exhibit 99.1 is summary information that is intended to be considered in the context of our SEC filings, including our most recent periodic reports, and other public announcements that we make, by press release or otherwise, from time to time. We undertake no duty or obligation to publicly update or revise the information contained in this report, although we may do so from time to time as we believes appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases, or through other public disclosure.

Forward-Looking Statements

Statements included in this report, including in Exhibit 99.1, that are not a description of historical facts are “forward-looking statements” – that is statements related to future events, results, performance, prospects and opportunities, including statements related to our strategic plans, channels for revenue growth, product availability and offerings, capital needs, capital expenditures, industry trends and our financial position. Forward-looking statements are based on information currently available to us, on our current expectations, estimates, forecasts, and projections about the industries in which we operate and on the beliefs and assumptions of management. In addition, any statements that refer to projections of our future financial performance, our anticipated growth and trends in our business, and other characterizations of future events or circumstances, are forward-looking statements. Forward-looking statements by their nature address matters that are, to different degrees, subject to risks and uncertainties that could cause actual results to differ materially and adversely from those expressed in any forward-looking statements. For us, particular factors that might cause or contribute to such differences include: our ability to compete effectively within the highly competitive interactive games, entertainment and marketing services industries, including our ability to successfully engage patrons of our customers with our BEOND platform and successfully rollout premium products and other offerings designed to scale new revenue streams; the impact of new products and technological change, especially in the mobile and wireless markets, on our operations and competitiveness; our relationship with Buffalo Wild Wings, who together with its franchisees accounted for a significant portion of our revenues; our ability to maintain an adequate supply of the tablet and related equipment used in our BEOND product line; our ability to adequately protect our proprietary rights and intellectual property; our ability to raise additional funds in the future, if necessary, on favorable terms; our ability to significantly grow our subscription revenue and implement our other business strategies; and the other risks and uncertainties described in other documents we file from time to time with the SEC.

You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date they are made. We do not intend to revise or update any forward-looking statement to reflect events or circumstances arising after the date hereof, except as may be required by law. This caution is made under the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Investor presentation dated March 10, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NTN BUZZTIME, INC.

By:	/s/ Allen Wolff
Allen Wolff Chief Financial Officer

Date:  March 10, 2015

EXHIBIT INDEX

Exhibit No.	Document
99.1	Investor presentation dated March 10, 2015.